Exhibit 99.2
Caliburn Partnership Pty Limited
ABN 89 086 678 346
General Purpose Financial Report
For the Year Ended 30 June 2008
Presented in Australian Dollars

Caliburn Partnership Pty Limited
ABN 89 086 678 346
INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF
CALIBURN PARTNERSHIP PTY LIMITED
Report on the financial report
We have audited the accompanying financial report of Caliburn Partnership Pty Limited (the company), which comprises the balance sheet as at 30 June 2008, and the income statement, statement of changes in equity and cash flow statement for the year ended on that date, a summary of significant accounting policies and other explanatory notes and the directors’ declaration of the company at the year’s end or from time to time during the financial year.
Directors’ responsibility for the financial report
The directors of the company are responsible for the preparation and fair presentation of the financial report in accordance with Australian Accounting Standards (including the Australian Accounting Interpretations) and the Corporations Act 2001. This responsibility includes establishing and maintaining internal control relevant to the preparation and fair presentation of the financial report that is free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances. In Note 1, the directors also state, in accordance with Accounting Standard AASB 101: ‘Presentation of Financial Statements’, that compliance with the Australian equivalents to International Financial Reporting Standards (IFRS) ensures that the financial report, comprising the financial statements and notes, complies with IFRS.
Auditor’s responsibility
Our responsibility is to express an opinion on the financial report based on our audit. We conducted our audit in accordance with Australian Auditing Standards. These Auditing Standards require that we comply with relevant ethical requirements relating to audit engagements and plan and perform the audit to obtain reasonable assurance whether the financial report is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial report. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial report, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial report in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial report.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Independence
In conducting our audit, we have complied with the independence requirements of the Corporations Act 2001.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF
CALIBURN PARTNERSHIP PTY LIMITED
Auditor’s opinion
In our opinion:
a.	the financial report of Caliburn Partnership Pty Limited is in accordance with the Corporations Act 2001, including:
(i)	giving a true and fair view of the company’s financial position as at 30 June 2008 and of their performance for the year ended on that date; and

(ii)	complying with Australian Accounting Standards (including the Australian Accounting Interpretations) and the Corporations Regulations 2001.

b.	The financial report also complies with International Financial Reporting Standards as disclosed in Note 1.
/s/ WHK Horwath Sydney
WHK HORWATH SYDNEY
/s/ Anthony Rose
ANTHONY ROSE

Dated this 2nd day of September 2008

Additional Auditors Opinion Relating to the Inclusion of Note 24
Without amendment to the audit opinion made above, the directors have included note 24 to this financial report subsequent to its original execution (by the directors and auditors on 2 September 2008).
Note 24 presents a reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP. The above paragraphs in the audit report referring to the directors’ responsibility and auditors responsibility are applicable to this additional auditors opinion. It should be noted that we did not carry out additional audit procedures other than auditing note 24. This includes but is not limited to subsequent events procedures. We therefore provide the following opinion.
Auditor’s Opinion
Note 24 presents fairly the reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP.
/s/ WHK Horwath Sydney
WHK Horwath Sydney
/s/ Ash Pather
Ash Pather

Dated 3 May 2010.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
INCOME STATEMENT FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)

		2008	2007
	Note	$	$
Revenue	2	84,734,715	84,203,900
Employee benefits expense		(42,226,633)	(38,925,264)
Depreciation and amortisation expenses		(304,536)	(324,678)
External consultancy and advisor’s fees		(981,497)	(551,277)
Client distribution expense		(819,558)	(1,034,409)
Travelling expenses		(137,152)	(142,597)
Loss on disposal of investment		(519,163)	—
Other expenses		(5,224,143)	(3,384,972)

Profit before income tax		34,522,033	39,840,703

Income tax expense	3	(10,353,717)	(11,971,118)

Profit attributable to members		24,168,316	27,869,585

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
BALANCE SHEET AS AT 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)

	Note	2008	2007
ASSETS
CURRENT ASSETS
Cash and cash equivalents	7	34,333,056	26,136,952
Trade and other receivables	8	12,698,773	5,962,734
Other current assets	9	2,963,685	2,570,534

TOTAL CURRENT ASSETS		49,995,514	34,670,220

NON-CURRENT ASSETS
Property, plant and equipment	10	851,254	890,016
Other non-current assets	9	3,519,329	4,864,194
Deferred tax asset	12	4,572,785	3,065,573

TOTAL NON-CURRENT ASSETS		8,943,368	8,819,783

TOTAL ASSETS		58,938,882	43,490,003

CURRENT LIABILITIES
Trade and other payables	11	33,574,313	20,379,047
Current tax liabilities	12	3,084,432	5,766,000
Provisions	13	613,993	195,836

TOTAL CURRENT LIABILITIES		37,272,738	26,340,883

NON-CURRENT LIABILITIES
Other Payable	11	5,255,901	4,470,000
Provisions	13	258,402	417,799

TOTAL NON-CURRENT LIABILITIES		5,514,303	4,887,799

TOTAL LIABILITIES		42,787,041	31,228,682

NET ASSETS		16,151,841	12,261,321

EQUITY
Issued capital	14	205	205
Retained earnings		16,151,636	12,261,116

TOTAL EQUITY		16,151,841	12,261,321

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
STATEMENT OF CHANGES IN EQUITY FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)

			Retained
		Share Capital	Earnings	TOTAL
	Note	$	$	$
Balance at 1 July 2006		205	12,416,162	12,416,367
Profit attributable to members		—	27,869,585	27,869,585
Dividends paid or provided for	6	—	(28,024,631)	(28,024,631)

Balance at 30 June 2007		205	12,261,116	12,261,321

Profit attributable to members		—	24,168,316	24,168,316
Dividends paid or provided for	6	—	(20,277,796)	(20,277,796)

Balance at 30 June 2008		205	16,151,636	16,151,841

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
CASH FLOW STATEMENT FOR YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)

		2008	2007
		$	$
CASH FLOW FROM OPERATING ACTIVITIES
Receipts from customers		83,236,507	93,092,137
Payments to suppliers and employees		(43,366,077)	(45,788,595)
Interest received		1,465,688	1,329,961
Taxes paid		(14,542,499)	(15,768,717)

Net cash provided by (used in) operating activities	18	26,793,619	32,864,786

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment		(259,237)	(228,471)
Payment for investment		(1,223,851)	(6,071,528)
Proceeds from the sale of investments		715,669	1,068,769

Net cash provided by (used in) investing activities		(1,680,283)	(5,231,230)

CASH FLOW FROM FINANCING ACTIVITIES
Dividends paid		(20,277,796)	(28,024,631)

Net cash provided by (used in) financing activities		(20,277,796)	(28,024,631)

Net increase in cash held		8,196,106	(391,075)
Cash at beginning of year		26,136,952	26,528,027

Cash at end of year	7	34,333,058	26,136,952

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
The financial report is a general purpose financial report that has been prepared in accordance with Australian Accounting Standards, including Australian Accounting Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001.
Australian Accounting Standards set out accounting policies that the AASB has concluded would result in a financial report containing relevant and reliable information about transactions, events and conditions to which they apply. Compliance with Australian Accounting Standards ensures that the financial statements and notes also comply with International Financial Reporting Standards. Material accounting policies adopted in the preparation of this financial report are presented below. They have been consistently applied unless otherwise stated.
The financial report covers Caliburn Partnership Pty Limited which is a company limited by shares, incorporated and domiciled in Australia.
The financial report of Caliburn Partnership Pty Limited complies with all International Financial Reporting Standards (IFRS) in their entirety.
The following is a summary of the material accounting policies adopted by the company in the preparation of the financial report. The accounting policies have been consistently applied, unless otherwise stated.
Basis of Preparation
The accounting policies set out below have been consistently applied to all years presented.
Reporting Basis and Conventions
The financial report has been prepared on an accruals basis and is based on historical costs modified, where applicable, by the measurement at fair value of selected non-current assets, financial assets and financial liabilities.
Accounting Policies
a.	Income Tax

The income tax expense (revenue) for the year comprises current income tax expense (income) and deferred tax expense (income).

Current income tax expense charged to the profit or loss is the tax payable on taxable income calculated using applicable income tax rates enacted, or substantially enacted, as at reporting date. Current tax liabilities (assets) are therefore measured at the amounts expected to be paid to (recovered from) the relevant taxation authority.

Deferred income tax expense reflects movements in deferred tax asset and deferred tax liability balances during the year as well unused tax losses.

Current and deferred income tax expense (income) is charged or credited directly to equity instead of the profit or loss when the tax relates to items that are credited or charged directly to equity.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognised to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
assumption that no adverse change will occur in income taxation legislation and the anticipation that the economic entity will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

Current tax assets and liabilities are offset where a legally enforceable right of set-off exists and it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability will occur. Deferred tax assets and liabilities are offset where a legally enforceable right of set-off exists, the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxation authority on the same taxable entity where it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability will occur in future periods in which significant amounts of deferred tax assets or liabilities are expected to be recovered or settled.

b.	Property, Plant and Equipment

Each class of property, plant and equipment is carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.

Plant and equipment

Plant and equipment are measured on the cost basis less depreciation and impairment losses.

The carrying amount of plant and equipment is reviewed annually by directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows that will be received from the assets’ employment and subsequent disposal. The expected net cash flows have been discounted to their present values in determining recoverable amounts.

Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the company and the cost of the item can be measured reliably. All other repairs and maintenance are charged to the income statement during the financial period in which they are incurred.

Depreciation

The depreciable amount of all fixed assets is depreciated on a straight line basis over their useful lives to the economic entity commencing from the time the asset is held ready for use. Leasehold improvements are depreciated over the shorter of either the unexpired period of the lease or the estimated useful lives of the improvements.

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate
Plant and equipment	7.5 – 66.6%
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the income statement. When revalued assets are sold, amounts included in the revaluation reserve relating to that asset are transferred to retained earnings.

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
c.	Financial Instruments

Recognition and Initial Measurement

Financial instruments, incorporating financial assets and financial liabilities, are recognised when the entity becomes a party to the contractual provisions of the instrument. Trade date accounting is adopted for financial assets that are delivered within timeframes established by marketplace convention.

Financial instruments are initially measured at fair value plus transactions costs. Financial instruments are classified and measured as set out below.

Derecognition

Financial assets are derecognised where the contractual rights to receipt of cash flows expires or the asset is transferred to another party whereby the entity is no longer has any significant continuing involvement in the risks and benefits associated with the asset. Financial liabilities are derecognised where the related obligations are either discharged, cancelled or expire. The difference between the carrying value of the financial liability extinguished or transferred to another party and the fair value of consideration paid, including the transfer of non-cash assets or liabilities assumed is recognised in profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are stated at amortised cost using the effective interest rate method.

Financial liabilities

Non-derivative financial liabilities are recognised at amortised cost, comprising original debt less principal payments and amortisation.

Impairment

At each reporting date, the group assesses whether there is objective evidence that a financial instrument has been impaired. Impairment losses are recognised in the income statement.

d.	Impairment of Assets

At each reporting date, the company reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the income statement.

Impairment testing is performed annually for goodwill and intangible assets with indefinite lives.

Where it is not possible to estimate the recoverable amount of an individual asset, the company estimates the recoverable amount of the cash-generating unit to which the asset belongs.

e.	Leases

Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership that are transferred to entities in the economic entity are classified as finance leases.

Leased assets are depreciated on a straight-line basis over the shorter of their estimated useful lives or the lease term.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

Lease incentives under operating leases are recognised as a liability and amortised on a straight-line basis over the life of the lease term.

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
f.	Revenue

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

Revenue from the rendering of a service is recognised upon the delivery of the service to the customers.

All revenue is stated net of the amount of goods and services tax (GST).

g.	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Taxation Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.

Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

h.	Employee Benefits

Provision is made for the company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits.

i.	Provisions

Provisions are recognised when the company has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured.

j.	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within short-term borrowings in current liabilities on the balance sheet.

k.	Comparative Figures

When required by Accounting Standards, comparative figures have been adjusted to conform to changes in presentation for the current financial year.

l.	Critical Accounting Estimates and Judgments

The directors evaluate estimates and judgments incorporated into the financial report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and internally.

Key estimates — Impairment

The company assesses impairment at each reporting date by evaluating conditions specific to the group that may lead to impairment of assets. Where an impairment trigger exists, the recoverable amount of the asset is determined. Value-in-use calculations performed in assessing recoverable amounts incorporate a number of key estimates.

Key judgments — Provision for impairment of receivables

The directors believe that full amount of the debt is recoverable, and no provision for impairment of receivables has been made at 30 June 2008.

The financial report was authorised for issue on 2 September 2008 by the board of directors.

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 2: REVENUE

	2008	2007
	$	$
Operating activities
— Fees received	80,959,456	80,785,143
— Interest revenue	1,465,688	1,329,961
— Expenses reimbursed	813,766	1,019,427
— Miscellaneous income	1,495,805	1,069,369

Total Revenue	84,734,715	84,203,900

NOTE 3: INCOME TAX EXPENSE

	2008	2007
	$	$
The prima facie tax on profit from ordinary activities before income tax is reconciled to the income tax as follows:
Prima facie tax payable on profit from ordinary activities before income tax at 30% (2007: 30%)	10,356,610	11,952,211
Add:
Tax effect of:
Non-deductible items	36,063	30,221
Less:
Over-provision in prior year	(38,956)	(20,350)
Other Items	—	9,036

Income tax attributable to entity	10,353,717	11,971,118

NOTE 4: KEY MANAGEMENT PERSONNEL COMPENSATION
Key management personnel of Caliburn Partnership Pty Limited being:
P Hunt
S Mordant
R Malek
R Philips
R Feletto (appointment date 1 July 2007)

		Short term benefits
Fees received	Salary & Fees	Superannuation	Total
2008
Total Compensation	21,855,467	154,317	22,009,784

2007
Total Compensation	19,835,808	146,995	19,982,803

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 5: AUDITORS’ REMUNERATION

	2008	2007
	$	$
Remuneration of the auditor for:
— auditing or reviewing the financial report	35,000	30,000
— taxation services provided by related practice of auditor	92,218	104,493

	127,218	134,493

NOTE 6: DIVIDENDS

	2008	2007
	$	$
Final fully franked dividend paid to ordinary share and “C” class shares for the 2007 financial year	12,071,658	12,313,520

Interim fully franked dividend paid to ordinary share and “C” class shares for the 2008 financial year	8,206,138	15,711,111

	20,277,796	28,024,631

Balance of franking account at year end adjusted for franking credits arising from

— payment of provision for income tax

— dividends recognised as receivables, and franking debits arising from payment of proposed dividends, and franking credits that may be prevented from distribution in subsequent financial years	9,829,783	3,816,395

NOTE 7: CASH AND CASH EQUIVALENTS

	2008	2007
	$	$
CURRENT
Cash at bank and in hand	34,329,657	26,130,583
Foreign currency petty cash	3,399	6,369

	34,333,056	26,136,952

The effective interest rate on short-term bank deposits was 7.72% (2007: 6.34%); these deposits have an average maturity of 30 days.

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
NOTE 8: TRADE AND OTHER RECEIVABLES

	2008	2007
	$	$
CURRENT
Trade receivables	12,109,636	5,553,370
Other receivables	314,861	409,364
Loans to directors – related parties	274,276	—

	12,698,773	5,962,734

	2008	2007
Aged Debtor Analysis	$	$
— Current: 30 days or less	10,642,262	6,140,715
— 30 to 60 days	778,788	—
— Greater than 60 days	688,586	—

	12,109,636	6,140,715

NOTE 9: OTHER ASSETS

	2008	2007
	$	$
CURRENT
Prepayments	343,685	65,013
Units in unit trust – current	2,605,803	2,484,789
Other capitalised expenses
At cost	30,128	30,128
Accumulated amortisation	(15,931)	(9,396)

	14,197	20,732

	2,963,685	2,570,534

NON-CURRENT
Units in unit trust – non current	3,519,329	4,864,194

	3,519,329	4,864,194

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
NOTE 10: PROPERTY, PLANT AND EQUIPMENT

	2008	2007
	$	$
PLANT AND EQUIPMENT
Plant and equipment:
At cost	1,114,668	855,428
Accumulated depreciation	(699,658)	(553,500)

	415,010	301,928

Leasehold improvements
At cost	1,731,246	1,731,246
Accumulated depreciation	(1,295,002)	(1,143,158)

	436,244	588,088

Total property, plant and equipment	851,254	890,016

		Plant and	Leasehold
		Equipment	Improvements	Total
		$	$	$
a.	Movements in Carrying Amounts
	Movement in the carrying amounts for each class of property, plant and equipment between the beginning and the end of the current financial year
	Balance at the beginning of year	301,928	588,088	890,016
	Additions	259,239	—	259,239

	Depreciation expense	(146,158)	(151,843)	(298,001)

	Carrying amount at the end of year	415,009	436,245	851,254

NOTE 11: TRADE AND OTHER PAYABLES

	2008	2007
	$	$
CURRENT
Trade creditors	550,655	153,621
Bonus payable	23,853,651	15,166,203
Payroll tax payable	1,864,604	1,277,392
GST payable — net	908,235	407,834
Sundry creditors and accruals	6,397,168	3,373,996

	33,574,313	20,379,046

NON CURRENT
Long term incentive plan	5,255,901	4,470,000

The long term incentive plan is an equity scheme for all staff members who have worked for Caliburn Partnership Pty Limited full time for at least two years prior to the date of grant and whose performance is judged by Caliburn Partnership Pty Limited to have been of a high standard. They are not entitled to receive their interests when they terminate.

Caliburn Partnership Pty Limited
ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 12: TAX

		2008	2007
		$	$
a.	Liabilities
	CURRENT
	Income tax	3,084,432	5,766,000

b.	Assets
	NON-CURRENT
	Deferred tax
	Deferred tax assets	4,572,785	3,065,573

		Opening	Charged to	Closing
		Balance	Income	Balance
	Note	$	$	$
Deferred Tax Liability
Interest receivable		36,869	(7,184)	29,685
Prepayments — worker’s compensation		3,393	(3,393)	—

Balance at 30 June 2007		40,262	(10,577)	29,685

Interest receivable		29,685	(546)	29,138
Prepayments — worker’s compensation		—	—	—

Balance at 30 June 2008		29,685	(546)	29,138

Deferred Tax Assets
Provisions for employee entitlements		129,203	54,887	184,091
Bonus payable		576,219	(30,737)	545,483
Bonus retained		288,016	631,780	919,797
Long term incentive plan		634,500	706,500	1,341,000
Payroll tax payable		64,930	29,920	94,849
Other		73,995	30,894	104,888

Balance at 30 June 2007		1,701,933	1,393,325	3,095,258

Provisions for employee entitlements		184,091	77,628	261,719
Bonus payable		545,483	83,720	629,203
Bonus retained		919,797	918,426	1,838,223
Long term incentive plan		1,341,000	235,770	1,576,770
Other		104,888	35,372	296,009

Balance at 30 June 2008		3,095,258	1,506,665	4,601,923

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 13: PROVISIONS

	2008	2007
	$	$
Employee Benefits	872,395	613,635

	Long-term
	Employee
	Benefits	Total
	$	$
Analysis of Total Provisions
Current	613,993	195,836
Non-current	258,402	417,799

	872,395	613,635

NOTE 14: ISSUED CAPITAL

		2008	2007
	Note	$	$
180,000 (2006: 180,000) fully paid ordinary shares	14a	2	2
3 Fully paid “B” class shares	14b	3	3
20,000 Fully paid “C” class shares	14c	200	200

		205	205

There has been no movement in issued capital this past year.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 14: ISSUED CAPITAL (CONTINUED)
(a)	Ordinary shares have:
The right to proceeds on winding up of the company in proportion to the number of shares held.

The right to participate in dividends.

The right to one vote.
(b)	“B” Class Redeemable Preference Shares have:
The right to repayment of the amount paid in winding up of the company or on a reduction of capital.

A non-cumulative right to the payment of the “B” Class dividend amount.

No voting rights other than in respect of resolutions affecting the rights of “B” Class Redeemable Preference Shares as required by the Corporations Act 2001.
Capital risk management

The Group’s and the parent entity’s objectives when managing capital are to safeguard their ability to continue as a going concern, so that they can continue to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
NOTE 15: SEGMENT REPORTING
The economic entity operates predominantly in the business of providing investment advice in Australia.
NOTE 16: CAPITAL AND LEASING COMMITMENTS

	2008	2007
	$	$
a. Operating Lease Commitments
Non-cancellable operating leases contracted for but not capitalised in the financial statements
Payable — minimum lease payments
— not later than 12 months	1,450,520	1,332,143
— between 12 months and five years	5,864,314	6,406,537

	7,314,834	7,738,680

b. Capital Commitments
There were no capital commitments as at the reporting date.
NOTE 17: CONTINGENT LIABILITIES AND CONTINGENT ASSETS
There were no contingent liabilities and assets as at reporting date.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 18: CASH FLOW INFORMATION

	2008	2007
	$	$
a. Reconciliation of Cash Flow from Operations with Profit after Income Tax
Profit after income tax	24,168,315	27,869,585
Non-cash flows in profit
Depreciation	304,536	324,678
Other items	(715,669)	(1,068,769)
Changes in assets and liabilities
(Increase)/decrease in trade and term debtors	(6,736,037)	3,106,450
(Increase)/decrease in other receivables	(278,671)	222,802
Increase/(decrease) in provision for employee entitlements	258,760	182,958
Increase/(decrease) in payables	13,981,164	6,024,680
Increase/(decrease) in income taxes payable	(2,681,568)	(2,362,030)
(Increase)/decrease in future income tax benefits	(1,507,212)	(1,435,568)

	26,793,619	32,864,786

NOTE 19: EVENTS SUBSEQUENT TO REPORTING DATE
There have been no events subsequent to reporting date, which would have a material effect on the information contained in the financial report of the company.
NOTE 20: RELATED PARTY TRANSACTIONS
Transactions between related parties are on normal commercial terms and conditions no more favourable than those available to other parties unless otherwise stated. The key management personnel remuneration is disclosed in note 4 and loan to directors is discussed in note 8.
NOTE 21: FINANCIAL INSTRUMENTS
a.	Financial Risk Management Policies

The Company’s financial instruments consist mainly of deposits with banks, accounts receivable and accounts payable. The main purpose of non-derivative financial instruments is to raise funds for the company’s operations.

i. Financial Risks

The main risks the company is exposed to through its financial instruments are interest rate risk, liquidity risk and credit risk.

Interest rate risk

The Company has limited interest rate risk as there are no interest bearing loans at reporting date.

Liquidity risk

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE
2008 (PRESENTED IN AUSTRALIAN DOLLARS)
Credit risk

The maximum exposure to credit risk, excluding the value of any collateral or other security, at balance date to recognised financial assets, is the carrying amount, net of any provisions for impairment of those assets, as disclosed in the balance sheet and notes to the financial statements. The company does not have any material credit risk exposure to any single receivable or company of receivables under financial instruments entered into by the company.

Foreign exchange risk

The company is not directly exposed to currency risk as it does not have assets or liabilities denominated in foreign currencies.

b.	Financial Instruments
ii. Interest rate risk
The company’s exposure to interest rate risk, which is the risk that a financial instrument’s value will fluctuate as a result of changes in market interest rates and the effective weighted average interest rates on classes of financial assets and financial liabilities, is as follows:

	Weighted
	Average
	Effective
	Interest rate		Floating Interest Rate		Non-Interest Bearing		Total
	2008	2007	2008	2007	2008	2007	2008	2007
	%	%	$	$	$	$	$	$
Financial Assets
Cash and cash equivalents	7.72	6.34	34,333,056	26,136,952	—	—	34,333,056	26,136,952
Receivables	—	—	—	—	12,698,773	5,962,736	12,698,773	5,962,736
Other financial assets	—	—	—	—	6,125,132	7,348,984	6,125,132	7,348,984

Total Financial Instruments			34,333,056	26,136,952	18,823,905	13,311,720	53,156,961	39,448,672

Financial liabilities
Payables	—	—	—	—	38,830,214	24,849,047	38,830,214	24,849,047

Total Financial liabilities			—	—	38,830,214	24,849,047	38,830,214	24,849,047

The table below illustrates the maturity analysis

	Within 1 year		1—5 years		Total
	2008	2007	2008	2007	2008	2007
	$	$	$	$	$	$
Financial Assets
Cash and cash equivalents	34,333,056	26,136,952	—	—	34,333,056	26,136,952
Receivables	12,698,773	5,962,736	—	—	12,698,773	5,962,736
Other financial assets	2,963,685	2,570,534	3,161,477	4,778,450	6,125,132	7,348,984

Total Financial Instruments	49,995,514	34,670,222	3,161,477	4,778,450	53,156,961	39,448,672

Financial liabilities
Payables	33,574,313	20,379,047	5,255,901	4,470,000	38,830,214	24,849,047

Total Financial liabilities	—	—	38,830,214	24,849,047	38,830,214	24,849,047

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)

	2008	2007
Sensitivity Analysis – interest rate	$	$
Change in profit
— Increase in interest rate by 1%	343,331	261,370
— Decrease in interest rate by 1%	(343,331)	(261,370)
The above interest rate sensitivity analysis has been performed on the assumption that all other variables remain unchanged.
c. Net Fair Values

The net fair values of assets and liabilities approximate their carrying value. No financial assets or financial liabilities are readily traded on organised markets in standardised form.

The aggregate net fair values and carrying amounts of financial assets and financial liabilities are disclosed in the balance sheet and in the notes to the financial statements.
NOTE 22: CHANGE IN ACCOUNTING POLICY
A number of Australian Accounting Standards have been issued or amended which are not yet effective and have not been adopted in preparation of the financial statements at the reporting date. They do not have material effects on the company
NOTE 23 COMPANY DETAILS
The registered office of the company is:
C/- WHK Horwath
Level 15, 309 Kent Street
SYDNEY NSW 2000
The principal place of business is:
Level 34, The Chiefly Tower
2 Chifley Square
SYDNEY NSW 2000

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 24: RECONCILIATION TO US GAAP
The US GAAP reconciliation of the financial statements, being income statement, balance sheet and statement of changes in equity, for the year ended 30 June 2008 is presented below.
Income Statement

For the year ended 30 June 2008

		US GAAP
	AIFRS	Adjustments	US GAAP

Revenue	84,734,715	—	84,734,715

Employee benefits expense (24(b))	(42,226,633)	(86,282)	(42,312,915)
Depreciation and amortisation expenses	(304,536)	—	(304,536)
External consultancy and advisor’s fees	(981,497)	—	(981,497)
Client reimbursable expenses	(819,558)	—	(819,558)
Travelling expenses	(137,152)	—	(137,152)
Loss on disposal of investment	(519,163)	—	(519,163)
Other expenses	(5,224,143)	—	(5,224,143)

Profit before income tax	34,522,033	(86,282)	34,435,751
Income tax expense (24(b))	(10,353,717)	25,884	(10,327,833)

Profit attributable to members	24,168,316	(60,398)	24,107,918

Balance Sheet

As at 30 June 2008

		US GAAP
	AIFRS	Adjustments	US GAAP

Assets:
Current Assets
Cash and cash equivalents	34,333,056	—	34,333,056
Trade and other receivables	12,698,773	—	12,698,773
Deferred tax asset (24(b))	—	1,157,792	1,157,792
Other current assets	2,963,685	—	2,963,685

Total current assets	49,995,514	1,157,792	51,153,306

Non-Current Assets
Deferred compensation expense (24 (b))	—	4,162,586	4,162,586
Plant and equipment	851,254	—	851,254
Deferred tax asset (24(a), (b))	4,572,785	(2,406,568)	2,166,217
Other non-current assets	3,519,329	—	3,519,329

Total non-current assets	8,943,368	1,756,018	10,699,386

Total assets	58,938,882	2,913,810	61,852,692

Liabilities:
Current Liabilities
Trade and other payables	33,574,313	—	33,574,313
Current tax payable	3,084,432	—	3,084,432
Short-term provisions	613,993	—	613,993

Total current liabilities	37,272,738	—	37,272,738

Non-Current Liabilities
Trade and other payables	5,255,901	—	5,255,901
Long-term provisions	258,402	—	258,402

Total non-current liabilities	5,514,303	—	5,514,303

Total liabilities	42,787,041	—	42,787,041

Net Assets	16,151,841	2,913,810	19,065,651

Equity
Issued capital	205	—	205
Retained earnings (24(a), (b))	16,151,636	2,913,810	19,065,446

Total equity	16,151,841	2,913,810	19,065,651

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2008
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 24: RECONCILIATION TO US GAAP (CONTINUED)
Statement of Changes in Equity

For the year ended 30 June 2008

	AIFRS
	Share	Retained		US GAAP
	Capital	Earnings	Total	Adjustments	US GAAP

Balance at July 1, 2007	205	12,261,116	12,261,321	2,974,208	15,235,529
Profit attributable to members	—	24,168,316	24,168,316	(60,398)	24,107,918
Dividends paid of provided for	—	(20,277,796)	(20,277,796)	—	(20,277,796)

Balance at June 30, 2008	205	16,151,636	16,151,841	2,913,810	19,065,651

Explanatory note to the reconciliation
(a)	Under AIFRS deferred tax balances are classified as non current assets. US GAAP requires the deferred tax asset to be classified between current and non current assets by determining the nature of the items that comprise the asset. The components of the deferred tax asset have been assessed on this basis with an adjustment of $1,157,792 being made to current deferred tax assets.

(b)	Long term deferred compensation balances were fully expensed under AIFRS. The deferred compensation represents an entitlement that has a requisite period of six years. Under US GAAP the deferred compensation has been adjusted to the extent that the amounts expensed at 30 June 2008 are reflective of the vesting period. The following adjustments were relevant:
(i)	$4,162,586 represents the deferred compensation assets balance as at 30 June 2008. This balance is the net of adjustments relating to opening balances (periods prior to 1 July 2007) and amounts being expensed to the statement of income for the current period.

(ii)	$86,282 represents the portion of deferred compensation that was adjusted under b(i) that is required to be released under US GAAP during the period 1 July 2007 to 30 June 2008. Under US GAAP this amount is released from the deferred compensation asset to employee benefits expense.

(iii)	$25,884 represents the adjustment to income tax expense as a result of the adjustment to the employee benefits expense.

(iv)	$1,248,776 represents the adjustment to deferred tax assets as a result of the recognition of deferred compensation assets.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
DIRECTORS’ DECLARATION
The directors of the company declare that:
1.	The financial statements and notes as set out in page 3 to 20 are in accordance with the Corporations Act 2001 and:
a.	comply with Accounting Standards and the Corporations Regulations 2001; and

b.	give a true and fair view of the financial position as at 30 June 2008 and of the performance for the year ended on that date of the company.
2.	In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.
This declaration is made in accordance with a resolution of the Board of Directors.

P J Hunt	S D Mordant
Dated this 2nd day of September 2008
Declaration Relating to Note 24
Without amendment to the declaration made above, the directors advise that note 24, as set out on pages 21 to 22 has been added to this financial report subsequent to its original execution (on 2 September 2008).
Note 24 presents a reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP. The directors make the following declaration in regards to the inclusion of note 24:
1.	The reconciliation to US GAAP is in accordance with US GAAP.

2.	This additional declaration relates to note 24 only. No other matters, subsequent events, contingencies, amendments or the like have been considered or been revised in this financial report.
This declaration is made in accordance with a resolution of the Board of Directors.
Ron Malek

Director
Dated 3 May 2010.